ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into this 28th day of January, 2004 by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”), POND APPLE CREEK ASSOCIATES LIMITED PARTNERSHIP, a Wisconsin limited partnership (the “Original Borrower”), and MARINA MILE, L.L.C., a Delaware limited liability company (the “Substitute Borrower”).

W I T N E S S E T H:

        WHEREAS, the Original Borrower is the maker of a certain Promissory Note (the “Note”) dated as of October 29, 2003 payable to the Lender in the original principal amount of Thirteen Million Three Hundred Fifty Thousand and 00/00 Dollars ($13,350,000.00) evidencing a mortgage loan (the “Loan”) from the Lender to the Original Borrower, which Note has a current outstanding principal balance of $13,315,986.00 as of the date of this Agreement;

        WHEREAS, repayment of the Loan is secured by, among other things, a Mortgage With Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 29, 2003 and recorded in the Official Records of the Broward County Clerk of the Circuit Court (the “Recorder’s Office”) in Book 36370, Page 733 (the “Mortgage”), pursuant to which the Original Borrower, as mortgagor, granted to Lender, as mortgagee, a mortgage and security interest in certain property in Fort Lauderdale, Broward County, Florida, as more particularly described therein (the “Mortgaged Property”);

        WHEREAS, in connection with the disbursement of the Loan, the Original Borrower and the Lender entered into a Loan Agreement dated as of October 29, 2003 (the “Loan Agreement”);

        WHEREAS, on or about the date of this Agreement, by special warranty deed (the “Deed”) to be recorded in Recorder’s Office immediately prior to this Agreement and by certain other transfer documents, Original Borrower intends to convey the Mortgaged Property to the Substitute Borrower subject to the Mortgage and the other Loan Documents (defined below);

        WHEREAS, simultaneously with the conveyance of the Mortgaged Property from the Original Borrower to the Substitute Borrower, and by virtue of this Agreement, (i) the Original Borrower will be released from any obligations under the Loan Documents accruing from and after the effectiveness of this Agreement (the “Effective Time”), (ii) the Substitute Borrower will assume the obligations under the Loan Documents accruing from and after the Effective Time, and (iii) the Lender will recognize the Substitute Borrower as the substitute “borrower” under the Loan Documents;

        WHEREAS, the Lender is willing to consent to the foregoing on the condition that Substitute Borrower agrees to be fully bound by and to perform each of the covenants and conditions of the Note, the Mortgage, the Loan Agreement and every document executed in connection with the Loan to the extent arising or accruing from and after the Effective Time (collectively, the “Loan Documents”); and

        NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration; receipt of which each of the parties to the other hereby acknowledges, the parties hereto, jointly and severally, for themselves and their respective heirs, successors, personal representatives and assigns, hereby covenant and agree as follows:

    1.        Incorporation of Recitals. The recitals set forth hereinabove are hereby incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

    2.        Assumption and Covenant to Pay and Perform. The Substitute Borrower hereby assumes and agrees to pay to the order of the Lender, its successors and assigns, the unpaid principal balance of the Loan, together with interest and other fees and charges, in accordance with the terms of the Note, and hereby assumes and agrees to be bound by, observe and perform, all present and future liabilities, terms, provisions, covenants and obligations of the Original Borrower under the Mortgage, the Loan Agreement or any of the Loan Documents as each may be modified or amended and in effect from time to time and accruing from and after the Effective Time.

    3.        Release of Original Borrower. The Lender hereby releases and discharges the Original Borrower from any further liability and obligations under the Mortgage, the Loan Agreement or any of Loan Documents accruing from and after the Effective Time, preserving, however, in full force and effect, the lien of the Mortgage on the Mortgaged Property and any and all claims, causes of action or liabilities which may have arisen or accrued on or prior to the Effective Time and remain unsatisfied.

    4.        Lien. Nothing contained in this Agreement shall be construed to affect or impair the lien and security interest of the Mortgage, which shall continue and remain in full force and effect as a valid first mortgage lien and security interest and absolute assignment of leases and rents upon the Mortgaged Property.

    5.        Conditions Precedent. The following conditions are precedent to Lender’s obligations under this Agreement. The effective date of this Agreement shall be the date all of the conditions precedent have been fully satisfied to Lender’s satisfaction:

        (a)        Receipt and approval by the Lender of an executed original of this Agreement and any other documents and agreements which are required in connection with the transaction contemplated hereby;

        (b)        Recordation of this Agreement in the Recorder’s Office; and

        (c)        Payment by the Substitute Borrower of all reasonable costs and expenses incurred in connection with this Agreement and the transaction contemplated hereby, including, without limitation, recording fees, attorneys’ fees, and documentation costs and charges.

    6.     No Notice of Event of Default; No Payment Default of Borrower. Lender has not delivered written notice to Original Borrower of the existence of a Default under the Loan Documents which has not been cured as of the date of this Agreement.

    7.        Indemnification of Lender. The Substitute Borrower hereby covenants and agrees to indemnify and hold the Lender free and harmless from any and all claims and causes of action which may arise by reason of any action which the Lender may take, in good faith, in connection with its entry into this Agreement.

    8.        Successors and Assigns — Third Parties. This Agreement shall apply, bind and inure to the benefit of the parties hereto and their respective successors, personal representatives and assigns and all persons claiming under or through any of them. No other person shall have any right or cause of action on account hereof.

    9.        Severability. In the event any one or more of the provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event of any one or more of the provisions of this Agreement or the Loan Documents, then and in any of those events, at the option of the Lender, such provision or provisions only, shall be deemed null and void and shall not affect any other provision of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect.

    10.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

    11.        Applicable Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with and pursuant to the laws of the jurisdiction in which the aforesaid Mortgage was originally recorded.

    12.        Further Assurances. At the request of the Lender, both the Original Borrower and the Substitute Borrower shall promptly execute and deliver such other documentation and further assurances of this Agreement as may from time to time be requisite.

[signatures appear on the following page]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under their respective seals on the year and day first above written.

ORIGINAL BORROWER:
Signed, sealed and delivered in the presence of:	POND APPLE CREEK ASSOCIATES LIMITED PARTNERSHIP, a Wisconsin limited partnership
By: E.J. Plesko & Associates, Inc. a Florida corporation, its managing general partner
/s/ Becky Stark	By:/s/ E.J. Plesko
Print name:Becky Stark /s/ Kristin Hedgerson-Knegl	E.J. Plesko, as Its President
Print name:Kristin Hedgerson-Knegl
SUBSTITUTE BORROWER:
Signed, sealed and delivered in the presence of:	MARINA MILE, L.L.C., a Delaware limited liability company
/s/ Declan X. McMullen	By: /s/ David C. Quade
Print name:Declan X. McMullen	Name:David C. Quade
/s/ Mary Beth Bloom	Title:President
Print name:Mary Beth Bloom
LENDER:
Signed, sealed and delivered in the presence of:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association
/s/ Sarah K. Swearanger	By:/s/ Tim Kassis
Print name:Sarah K. Swearanger	Name: Tim Kassis
/s/ Patricia Cabrera	Title:Vice President
Print name:Patricia Cabrera